                                                                    EXHIBIT 10.7

                             AMENDED AND RESTATED

                     VOTING AND STOCK RESTRICTION AGREEMENT
                     --------------------------------------

     THIS AMENDED AND RESTATED VOTING AND STOCK RESTRICTION AGREEMENT (the "Agreement"), is entered into as of the 1st day of April, 1996, among DIAMOND TECHNOLOGY PARTNERS, INC., an Illinois corporation (the "Company"), TECHNOLOGY LEADERS L.P. ("TLP"), TECHNOLOGY LEADERS OFFSHORE C.V. ("TLCV"), CIP CAPITAL L.P. (formerly, CIP, L.P.) ("CIP"), SAFEGUARD SCIENTIFICS (DELAWARE), INC. ("Safeguard" and collectively with TLP, TLCV, CIP, the "Investors"), the individual shareholders designated by the Company or any "Affiliates" (as defined in Section 3.4 hereof) as "Partners" and listed on the signature pages hereto (collectively, the "Partners") and the individual non-Partner shareholders listed on the signature pages hereto (the "Non-Partner Employee Shareholders" and collectively with the Partners, the "Employee Shareholders").

                                  WITNESSETH:

     WHEREAS, the parties to this Agreement entered into that certain Voting and Stock Restriction Agreement dated as of March 22, 1994, which agreement was amended by: (i) a certain Amendment to Voting and Stock Restriction Agreement dated as of March 22, 1994; (ii) a certain Amendment Number Two to Voting and Stock Restriction Agreement dated as of November 30, 1994; and (iii) a certain Amendment Number Three to Voting and Stock Restriction Agreement dated as of April 27, 1995 (collectively, the "Prior Voting and Stock Restriction Agreement");

     WHEREAS, the Company and each of the Non-Partner Employee Shareholders entered into a Diamond Technology Partners, Inc. Employee's Proxy and Stock Restriction Agreement, each of which were amended by an Amendment Number One to Diamond Technology Partners, Inc. Employee's Proxy and Stock Restriction Agreement (collectively, the "Employee Proxy and Stock Restriction Agreements");

     WHEREAS, the Company and each of the Partners entered into that certain Diamond Technology Partners, Inc. Partners' Operating Agreement dated as of March 22, 1994, which agreement was amended by: (i) a certain First Amendment to Diamond Technology Partners, Inc. Partners' Operating Agreement dated June 24, 1994; (ii) a certain Second Amendment to Diamond Technology Partners, Inc. Partners' Operating Agreement dated as of November 30, 1994; and (iii) a certain Amendment Number Three to Diamond Technology Partners, Inc. Partners' Operating Agreement dated as of April 27, 1995 (collectively, the "Prior Partners' Operating Agreement");

     WHEREAS, the parties wish to amend each of the aforementioned agreements and, in light of the agreements having already been amended several times, now wish to amend and restate the Prior Voting and Stock Restriction Agreement in its entirety, to incorporate substantially all of the provisions of the Employee Proxy and Stock Restriction Agreements and certain of the provisions of the Prior Partners' Operating Agreement and to terminate the Employee Proxy and Stock Restriction Agreements;

     WHEREAS, contemporaneously with the execution and delivery of this Agreement, the Prior Partners' Operating Agreement is being amended and restated in its entirety (as amended from time to time, the "Partners' Operating Agreement");

     NOW, THEREFORE, for and in consideration of the foregoing premises and the mutual covenants and agreements contained herein, and other good and valuable consideration, the receipt, sufficiency and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE I

                                PROXY PROVISIONS
                                ----------------

1.1  Grant of Proxy.
     --------------

     Each Employee Shareholder hereby grants to the person presently holding the position of Chief Executive Officer of the Company and each successor to the Chief Executive Officer of the Company (the "CEO"), and each future Employee Shareholder, upon and by virtue of his or her having become a shareholder of the Company and a party to this Agreement, shall be deemed to have granted to the CEO at that time, a proxy to vote for all shares of stock of the Company, of any class or series, that he or she may at any time own or acquire. Each proxy:

        (a) shall be irrevocable, as it shall be coupled with an interest, because (among other reasons) the proxy being appointed is a party to a voting agreement created under Section 7.70 of the Illinois Business Corporation Act of 1983;

        (b) shall be for all voting purposes when the subject shares provide voting rights to a shareholder, but without limiting the foregoing shall in any event not apply regarding: (i) decisions as to whether to hold or to sell the subject shares; (ii) decisions regarding the selection of a successor CEO by the Partners pursuant to the Partners' Operating Agreement; (iii) decisions by Partners regarding Partner nominees to the Board of Directors and the committees described in the Partners' Operating Agreement; (iv) actions by a Partner on any committee of the Company; and
     (v) the voting by Partners, for the admission of new Partners or approval of compensation recommendations pursuant to the Partners' Operating Agreement; and (vi) the exercise of any right to purchase shares of stock of the Company, of any class or series, pursuant to this Agreement;

        (c) shall be binding upon the estate, heirs, successors and assigns of the Employee Shareholder who granted it (in order to prevent the stock from being voted by someone who is not an employee);

        (d) shall inure to the benefit of the estate, heirs, successors and assigns of the CEO in the event of the death or legal incapacity of the CEO, but may not be exercised by them or any of them pending selection of a successor-CEO pursuant to the Partners' Operating Agreement;

        (e) shall cover not only all shares of the Common Stock, no par value, of the Company owned by such Employee Shareholders, but also any other shares of stock or other voting securities, of any class or series, of the Company or of any entity into or with which the Company may be merged or consolidated, that such Employee Shareholders may hereafter acquire by any means from the Company or from any other person or entity, including shares issued as stock dividends or pursuant to any recapitalization or reorganization, and shares issued in exchange for such shares in any merger, consolidation, reorganization, or transfer or exchange of assets, of the Company; and

        (f) shall terminate with respect to any Common Stock transferred, in compliance with the provisions of Articles III or IV hereof, to any person or entity other than another Employee Shareholder.

1.2  Obligations of the Proxy.
     ------------------------

     The initial Partner who is presently the CEO, Melvyn E. Bergstein (the "Initial CEO"), and each and every successor CEO, upon acceptance of such appointment, hereby promises and agrees not to assign, convey, transfer, pledge, or encumber the proxy granted to him or her under this Article I, except as follows:

        (a) any assignment, transfer or conveyance by him or her, including any accomplished involuntarily or by operation of law, shall be subject to all of the terms and conditions of this Agreement; any assignee, and the CEO's estate, heirs, successors and assigns, shall be bound by all of the restrictions set forth herein.

        (b) upon any CEO's ceasing to hold the office of CEO, and his or her successor's having been selected in accordance with the Partners' Operating Agreement, said CEO (or his or her estate, heirs, successors or assigns) shall assign (or be deemed to have assigned) this proxy to such successor. For purposes hereof, the Initial CEO shall be deemed to have resigned on the first to occur of the following events:

            (i) the sixth (6th) anniversary of the effective date (the "IPO Date") of the registration statement filed under the Securities Act of 1933 (as amended), in connection with the first public offering of securities of the Company (the "IPO"), whether in the Rights Offering (as defined in that certain Stock Purchase Agreement dated as of March 22, 1994 by and among the Company and each of the Investors (as the same has been and may be amended, the "Stock Purchase Agreement")) or otherwise pursuant to the Stock Purchase Agreement; or

            (ii) his attainment of age sixty-five (65), unless, and to the extent that, by the affirmative vote of at least two-thirds (2/3rds) of the Partners, such retirement age shall be extended;

            (iii) his legal incapacity, as determined by a final, non-appealable order by a court of competent jurisdiction;

            (iv) his failure, on account of illness or injury, to perform the duties of the CEO, where such failure persists for a period of ninety
        (90) consecutive days or for any ninety (90) non-consecutive days out of any period of one hundred fifty (150) consecutive days;

            (v)     his conviction of the commission of a felony;

            (vi)    his resignation from the position of CEO;

            (vii) his removal from the position of CEO by the Board of Directors of the Company after the IPO Date (the "Board of Directors"); or

            (viii) any assignment, transfer or conveyance of the proxy to any person or entity that is not the CEO or a successor CEO appointed pursuant to the Partners' Operating Agreement; or

            (ix) his removal after the IPO Date, pursuant to the provisions of the Partners' Operating Agreement.

In the case of any CEO other than the Initial CEO, he or she (or his or her estate, heirs, successors, and assigns) shall be deemed to have resigned on the first to occur of:

            (A)    any of the types of events, as to such CEO, specified in
        Section 1.1(b)(ii) through (b)(ix); or

            (B) the sixth (6th) anniversary of the date on which the proxy was last assigned to him or her (subject to his or her right to re-designation as proxy-holder, if he or she is designated to succeed himself or herself pursuant to the Partners' Operating Agreement, in which case this clause shall be deemed to refer to the sixth (6th) anniversary of the date of such re-designation).

The person to whom the proxy shall be deemed assigned shall be such person as shall have been selected as the successor CEO by the Partners pursuant to the provisions of the Partners' Operating Agreement.

        (c) Subject to Section 1.1(b), each person who shall at any time be the holder of the proxy described in this Article I shall have the right to exercise and vote such proxy as he or she sees fit; provided, however, that at any meeting (or in any action by written consent in lieu of a meeting) to elect or remove or replace a member or members of the Board of Directors, said holder of the proxy shall exercise and vote such proxy so that:

            (i) The Partner who is the CEO or successor CEO selected pursuant to the Partners' Operating Agreement, as the case may be, shall be a member of the Board of Directors; and

            (ii) Each additional member of the Board of Directors whom the Employee Shareholders, as a group, have the right and the power to elect to said board, based upon the number of shares held by them and their rights hereunder, shall be a Partner who has been selected for nomination to the Board of Directors by the Partners pursuant to the Partners' Operating Agreement.


                                 ARTICLE II

                             ELECTION OF DIRECTORS
                             ---------------------

2.1  Election of Directors.
     ---------------------

     Prior to the closing of the IPO, at any time at which the shareholders of the Company will have the right to, or will, vote for or consent in writing to the election of directors to the Board of Directors, each of the Company, the Investors and the Employee Shareholders hereby agrees to vote all shares of Common Stock presently owned or hereafter acquired by them, or in respect of which any of the them presently or hereafter holds a proxy pursuant to Article I hereof, in favor of the following action:

          (a) to cause and maintain the election to the Board of Directors of two representatives designated by the Investors (collectively, the "Investor Directors"), provided that each of such Investor Directors shall have executed and delivered to the Company, as a condition of the Partners' voting for his or her election, an agreement in the form attached hereto as Exhibit A;

          (b) to cause and maintain the election to the Board of Directors of three representatives recommended by the CEO and approved by the Partners (the "Management Directors").

The Company shall cause the nomination for election to the Board of Directors of the individuals set forth above.

2.2  Vacancies and Removal.
     ---------------------

          (a) Each of the directors designated in Section 2.1 shall be elected at an annual or special meeting of shareholders (or by written consent in lieu of a meeting of shareholders) and shall serve until his or her successor is elected and qualified or until his or her earlier resignation or removal.

          (b) An Investor Director may be removed during his or her term of office, without cause, by and only by the affirmative vote or the written consent of the Investors. A Management Director may be removed during his or her term of office, without cause, by and only by the affirmative vote or written consent of the Partner holding the proxy to vote the outstanding shares of Common Stock held by the Employee Shareholders.

          (c) A vacancy in the office of an Investor Director may be filled by the vote or written consent of the Investors holding a majority of the outstanding shares of Common Stock held by all of the Investors. A vacancy in the office of a Management Director may be filled by the vote or written consent of the Partner holding the proxy to vote the outstanding shares of Common Stock held by the Employee Shareholders, all in accordance with the Articles of Incorporation, By-laws of the Company, applicable law, and the Partners' Operating Agreement.

2.3  Size of Board.
     -------------

     Prior to the closing of the IPO, each of the parties hereto agrees to vote all shares of Common Stock now owned or hereafter acquired by each such party to fix and maintain the number of directors on the Board of Directors at not more than seven members, and provide that the Board of Directors shall meet at least once every three months. In the event that, notwithstanding the foregoing, the size of the Board of Directors shall be changed, the provisions of Section 2.1 shall thereby be deemed amended by amending paragraphs (a) and (b) of said Section so that paragraph (a) shall refer to the largest integral number that is a minority of the new size of the board and paragraph (b) shall refer to the smallest integral number that is a majority of the new size of the board.

                                  ARTICLE III

               BUY-BACK PROVISIONS UPON TERMINATION OF EMPLOYMENT
               --------------------------------------------------

3.1  Repurchase Upon Termination of Employment Prior to the IPO.
     ----------------------------------------------------------

          (a)  Repurchase Rights.  Prior to the IPO, upon the cessation, for any
               -----------------
     reason, of the employment relationship between the Company and any Employee Shareholder, the CEO shall so promptly notify the Partners (excluding the Partner whose employment relationship had ceased, if applicable), the Company and the Investors, and the departing Employee Shareholder (or his or her estate, heirs, successors, and assigns), shall be deemed to have offered to sell, and the Partners (excluding the Partner whose employment relationship had ceased, if applicable), the Company and the Investors shall have the option to purchase, all (but not less than all) of the Common Stock then owned by the departing Employee Shareholder, on the following terms and conditions:

               (i)  Of Partners.  The Partners other than the departing Partner
                    -----------
          (the "Remaining Partners") shall have the exclusive first right to accept the offer and to purchase all (but not less than all) of the offered Common Stock. The offer may be accepted by all or by fewer than all of the Remaining Partners, pro rata (based on their
                                              --- ----
          respective holdings of Common Stock) or non-pro rata, but it may not
                                                      --- ----
          be accepted unless at least a majority of Remaining Partners have agreed that all or any of the Remaining Partners shall be permitted to purchase the offered Common Stock; the Remaining Partners shall vote on the matter within five (5) days of the date of the notice from the CEO informing them of their right to purchase the offered Common Stock. If the Remaining Partners so determine that all or any of the Remaining Partners shall be permitted to purchase the offered Common Stock, then such Common Stock shall be offered to the Remaining Partners in the following manner:

          (A) Within five (5) days of the vote of the Remaining Partners, any Remaining Partners desiring to purchase any of the offered Common Stock shall notify the CEO of the number of shares he or she has elected to purchase and the CEO shall promptly notify all of the Partners of such elections.

          (B) If greater than all of the offered Common Stock is subscribed for, then each Remaining Partner who subscribed for shares may only purchase his or her pro rata share of the offered Common Stock based on the
                         --- ----
     then current holdings of each such Remaining Partner, or as otherwise agreed upon by such Partners.

          (C) If less than all of the offered Common Stock is subscribed for, then each Remaining Partner who subscribed for shares, may purchase his or her pro rata share of the unsubscribed shares based on the then current
         --- ----
     holdings of each such Remaining Partner, or as otherwise agreed upon by such Partners.

          (D) If all of the offered Common Stock is not subscribed for, then the Remaining Partners shall be deemed to have declined to purchase the offered Common Stock. If all of the offered Common Stock is subscribed for, then at least a majority of the Remaining Partners must approve who the purchasers shall be and the allocation of the offered Common Stock among them and notify the CEO of the same within the appropriate time period for the CEO to respond to the offering Partner. In the event the approval required by the preceding sentence is not obtained, then the Remaining Partners shall be deemed to have declined to purchase the offered Common Stock.

For purposes of this Section, each Partner who owns any options to purchase Common Stock shall be deemed to own that number of shares that would be issuable upon the exercise of the options, without consideration to vesting. To accept, the CEO must deliver to the offering Partner, the Company and the Investors, on behalf of the purchasing Partners, within twenty (20) days after the delivery of the notice to the Remaining Partners required under this Section, a written notice of acceptance indicating that the purchase has been approved by at least a majority of the Remaining Partners, who the purchasers shall be and the allocation of the offered Common Stock among the purchasers.

     (ii)   Of the Company.  If the Remaining Partners shall not purchase all of
            --------------
   the shares of Common Stock then owned by such departing Employee Shareholder, then the Company shall have the exclusive next right to purchase all (but not less than all) of the shares of Common Stock owned by such Employee Shareholder. The Company may exercise such right by delivering to such departing Employee Shareholder and to each of the Investors and the Remaining Partners, within twenty (20) days after the expiration of the Remaining Partners' right to purchase such shares pursuant to Section 3.1(a)(i) hereof, a written notice, addressed to such departing Employee Shareholder (or his or her estate), of the Company's intent to effect such purchase.

              (iii)  Of the Investors.  If for any reason the Company does not
                     ----------------
          exercise its right under the immediately preceding Section to purchase all of the shares of Common Stock of any Employee Shareholder whose employment with the Company shall have been terminated, then the Investors shall have the exclusive next right to purchase all (but not less than all) of the shares of Common Stock owned by such Employee Shareholder. The Investors may exercise such right by delivering to such departing Employee Shareholder and to each of the Company and the Remaining Partners, within twenty (20) days after the expiration of the Company's right to purchase such shares pursuant to Section 3.1(a)(ii), a written notice, addressed to such departing Employee Shareholder (or his or her estate), of the Investors' intent to purchase all (but not less than all) of such shares.

          (b) Purchase Price.  The purchase price payable under Section 3.1(a)
              --------------
     shall be equal to the purchase price(s) paid by the departing Employee Shareholder for the Common Stock.

          (c) Closing.  The closing shall occur on the thirtieth (30th) business
              -------
     day after acceptance of the offer pursuant to Section 3.1(a)(i), (ii) or
     (iii), as applicable. On the date of the closing, the departing Employee Shareholder shall deliver the certificate(s) for all the shares being transferred, properly endorsed for transfer, to the applicable purchasers. As of the closing date, title to such shares shall be deemed transferred to the applicable purchasers, whether or not delivered as contemplated by the preceding sentence, upon tender by the applicable purchasers of the purchase price for such shares, as provided in Section 3.1(d). Upon such deliveries, such departing Employee Shareholder shall cease to have any rights as a holder of such shares, the Company shall cancel such shares, and such shares shall be deemed canceled for all purposes of this Agreement or otherwise. If the departing Employee Shareholder does not deliver such shares as contemplated by this Section, the applicable purchasers may elect to tender payment of the purchase price and such amount will be released to the departing Employee Shareholder upon delivery by him or her of the shares to the Company.

          (d) Payment of Purchase Price.  The purchase price shall be payable in
              -------------------------
     cash at the closing or, in the purchasers' discretion, in so many equal annual principal installments as they may prefer, provided that if they elect to pay in installments:

              (i) if all or any of the Remaining Partners are the purchasers, they may pay in not more than five equal annual installments, the first of which shall be payable upon the closing, and, if the Company or the Investors are the purchasers, they may pay in not more than two equal annual installments, the first of which shall be payable upon the closing; and

              (ii) the unpaid principal balance shall bear interest, payable annually, at the floating "prime rate" as announced from time to time by American National Bank and

          Trust Company of Chicago (and adjusted for changes at the time of each announced change in said rate).

          (e) Option of Partners Not to Sell.  Notwithstanding the foregoing, if
              ------------------------------
     any Partner ceases to be an employee of the Company on account of death, or on account of an illness or injury that results in his or her failure or inability to perform his or her duties as an employee; and if such cessation occurs before the effective date of the IPO; and if the Partner (or the executor or personal representative of his or her estate) shall notify the Company in writing, within sixty (60) days after such cessation, that he or she prefers not to make the offer of sale of the Partner's Common Stock contemplated by this Section 3.1; then the Partner (and his or her estate, heirs, successors, and assigns) shall have no duty to sell, and shall not be deemed to have offered to sell, any Common Stock pursuant to this Section 3.1. (Such Common Stock shall, however, remain subject to all of the remaining Sections of this Agreement.)

3.2  Repurchase upon Termination of Employment of a Partner After the IPO.
     --------------------------------------------------------------------

     After the IPO, the disposition of the Common Stock of any Partner whose employment relationship with the Company ceases for any reason shall be governed exclusively by the Diamond Technology Partners, Inc. Partner Compensation Program, as in effect at the time (the "Partner Compensation Program").

3.3  Repurchase Upon Termination of Employment of a Non-Partner Employee
     -------------------------------------------------------------------
Shareholder After the IPO.
-------------------------

          (a)  Repurchase Rights.  After the IPO, upon the cessation, for any
               -----------------
     reason, of the employment relationship between the Company and any Non-Partner Employee Shareholder, the CEO shall so notify the Company promptly, and the departing Employee Shareholder (or his or her estate, heirs, successors, and assigns), shall be deemed to have offered to sell, and the Company shall have the option to purchase, all (but not less than all) of the Common Stock then owned by such departing Non-Partner Employee Shareholder, on the terms and conditions contained in this subsection. The Company shall have the exclusive first right to purchase all (but not less than all) of the shares of Common Stock owned by such Non-Partner Employee Shareholder. The Company may exercise such right by delivering to such departing Non-Partner Employee Shareholder, within twenty (20) days after its receipt of notice from the CEO, a written notice, addressed to such departing Non-Partner Employee Shareholder (or his or her estate), of the Company's intent to effect such purchase.

          (b) Purchase Price.  The purchase price shall be equal to the fair
              --------------
     market value of the Common Stock on the date of such cessation or transfer, consisting of the mean of the bid and ask prices at the close of trading on said date (or if not a trading day, on the next succeeding trading day), if such shares are listed on a national securities exchange or traded through NASDAQ.

          (c) Closing.  The closing shall occur on the thirtieth (30th) business
              -------
     day after acceptance of the offer pursuant to Section 3.3(a). On the date of the closing, the departing Non-Partner Employee Shareholder shall deliver the certificate(s) for all the shares being transferred, properly endorsed for transfer, to the applicable purchasers. As of the closing date, title to such shares shall be deemed transferred to the applicable purchasers, whether or not delivered as contemplated by the preceding sentence, upon tender by the applicable purchasers of the purchase price for such shares, as provided in
     Section 3.3(d). Upon such deliveries, such departing Non-Partner Employee Shareholder shall cease to have any rights as a holder of such shares, the Company shall cancel such shares, and such shares shall be deemed canceled for all purposes of this Agreement or otherwise. If the departing Non-Partner Employee Shareholder does not deliver such shares as contemplated by this Section, the applicable purchasers may elect to tender payment of the purchase price and such amount will be released to the departing Non-Partner Employee Shareholder upon delivery by him or her of the shares to the Company.

          (d)  Payment of Purchase Price.  The purchase price shall be payable
               -------------------------
     in cash at the closing, or in the purchasers' discretion, in so many equal annual principal installments as they may prefer, provided that if they elect to pay in installments:

               (i) they may pay in not more than two equal annual installments, the first of which shall be payable upon the closing; and

               (ii) the unpaid principal balance shall bear interest, payable annually, at the floating "prime rate" as announced from time to time by American National Bank and Trust Company of Chicago (and adjusted for changes at the time of each announced change in said rate).

3.4  Termination of Employment.
     -------------------------

     For purposes of this Article III, cessation of any Employee Shareholder's employment with the Company shall also include employment with any Affiliate; for purposes of this Agreement, the term "Affiliate" shall mean any affiliate, subsidiary, or parent of, or any other entity controlling, controlled by, or under common control of, the Company.

                                   ARTICLE IV

                          STOCK TRANSFER RESTRICTIONS

4.1  Stock Transfer Restrictions in General.
     --------------------------------------

          (a) Each Employee Shareholder and Investor promises not to voluntarily sell, assign, convey, transfer, pledge, hypothecate or encumber any or all of his, her or its Common Stock, nor any or all options, warrants, or other rights to acquire any Common Stock (which rights, solely for purposes of this Article IV, shall also be deemed "Common Stock"), except in compliance with the terms and conditions of this Article IV.

          (b) Definitions.  As used herein, the following terms shall have the
              -----------
     indicated meanings:

               (i) "Outsider," as used herein, means any person or entity other than the Company and the Partners, in the case of any Employee Shareholder, or the Investors, in the case of any Investor.

               (ii) "Transfer," when used as a noun herein, means any sale, gift, assignment, distribution, conveyance, pledge, hypothecation, or other transfer or encumbrance of title, whether accomplished voluntarily or by order of court, by operation of law, pursuant or incident to any agreement or decree of divorce or dissolution of marriage or marital separation, or otherwise and including transfers taking effect upon (or as a consequence of) death; when used as a verb, it means to consummate such a transaction. "Transferor" means the maker, and "Transferee" means the recipient, of a Transfer.

4.2  Right to First Refusal Prior to the IPO.
     ---------------------------------------

          (a)  Transfer By Employee Shareholder.  If any Employee Shareholder
               --------------------------------
     (the "Prospective Employee Shareholder Transferor") wishes to Transfer for consideration any or all Common Stock beneficially owned by him or her (the "Offered Securities") to, and has received a bona fide written offer from, an Outsider, he or she may do so, provided that prior to making such Transfer, he or she shall have first offered to the Partners, excluding a Partner who is the Prospective Employee Shareholder Transferor (the "Other Partners"), then to the Company and then to the Investors, in the manner provided for in this Section, the prior opportunity to purchase the Offered Securities at the price and upon the terms and conditions hereinafter set forth:

               (i)  Notice of Intent to Make Transfer.  The Prospective Employee
                    ---------------------------------
          Shareholder Transferor shall serve upon the Other Partners, the Company and the Investors, a written notice of his or her intention to make a Transfer, which notice shall include the following:

                    (A) The number and type of shares of Common Stock that the Prospective Employee Shareholder Transferor intends to Transfer;

                    (B) The name and address of the Outsider to whom he or she proposes to Transfer the Offered Securities;

                    (C) The amount of the consideration offered by the Outsider for the Offered Securities and the terms and conditions of such offer;

                    (D) A photostatic copy of any written offer or correspondence relating to the proposed Transfer of the Offered Securities to the Outsider in question;

                    (E) Reasonable evidence of the ability of the Outsider to pay the indicated purchase price; and

          (F) An offer by the Prospective Transferor to Transfer to the Other Partners, the Company and the Investors, as hereinafter provided, the Offered Securities.

If the purchase price to be paid by the Outsider is to be payable in property other than in cash, the Other Partners, the Company or the Investors (as applicable) shall have the right to pay the purchase price in the form of cash in an amount equal to the fair market value (as determined in good faith by the Board of Directors) of such non-cash property. In the event of any dispute between a Prospective Employee Shareholder Transferor and the Other Partners, the Company or the Investors regarding the determination of the fair market value of non-cash property, at the request of such Prospective Employee Shareholder Transferor, the Company shall engage a consulting or investment banking firm selected by the Board of Directors and approved by the Prospective Employee Shareholder Transferor to prepare an independent appraisal of the fair market value of such property, which appraisal shall be binding on all parties. The expense of any appraisal by such a consulting or investment banking firm shall be borne equally by the Prospective Employee Shareholder Transferor and the Other Partners, the Company or the Investors, as the case may be.

     (ii) Right of First Refusal of Partners.  The Other Partners shall have
          ----------------------------------
the exclusive first right to accept the offer and to purchase all (but not less than all) of the Offered Securities. The offer may be accepted by all or fewer than all of the Other Partners, pro rata (based on their respective
                                      --- ----
holdings of Common Stock) or non-pro rata, but it may not be accepted unless at
                                 --- ----
least a majority of the Other Partners have agreed that all or any of the Other Partners shall be permitted to purchase the Offered Securities; the Other Partners shall vote on the matter within five (5) days of the date of the notice from the Prospective Employee Shareholder Transferee informing them of their right to purchase the Offered Securities. If the Other Partners so determine that all or any of the Other Partners shall be permitted to purchase the Offered Securities, then such shares shall be offered to such Partners in the following manner:

          (A) Within five (5) days of the vote of the Other Partners, any of the Other Partners desiring to purchase any of the Offered Securities shall notify the CEO of the number of shares he or she has elected to purchase and the CEO shall promptly notify all of the Other Partners of such elections.

          (B) If greater than all of the Offered Securities is subscribed for, then each Other Partner who subscribed for shares may only purchase his or her pro rata share of the Offered Securities based on the then current
         --- ----
     holdings of each such Other Partners, or as otherwise agreed upon by such Partners.

          (C) If less than all of the Offered Securities is subscribed for, then each Other Partner who subscribed for shares, may purchase his or her pro rata share of the unsubscribed shares based on the then current
     --- ----
     holdings of each such Other Partner, or as otherwise agreed upon by such Partners

          (D) If all of the Offered Securities are not subscribed for, then the Other Partners shall be deemed to have declined to purchase the Offered Securities. In the event that all of the Offered Securities are subscribed for, then at least a majority of the Other Partners must approve who the purchasers shall be and the allocation of the Offered Securities among them and notify the CEO of the same within the appropriate time period for the CEO to respond to the Prospective Transferor. In the event the approval required by the preceding sentence is not obtained, then the other Partners shall be deemed to have declined to purchase the Offered Securities.

In the case of Partners who own options to purchase Common Stock, for purpose of determining such Partners' rights to participate pro rata with the Other
                                                 --- ----
Partners, each such Partner shall be deemed to own that number of shares that would be issuable upon the exercise of the options without consideration to vesting. To accept, the CEO must deliver to the Prospective Transferor, the Company and the Investors, on behalf of the purchasing Partners, within twenty
(20) days after the delivery of the notice to the Other Partners required under
Section 4.2(a)(i) hereof, a written notice of acceptance indicating that the purchase has been approved by at least a majority of the Other Partners, who the purchasers shall be and the allocation of the Offered Securities among them.

          (iii)   Right of First Refusal of the Company.  If the Other Partners
                  -------------------------------------
shall have failed to accept the offer in accordance with Section 4.2(a)(ii) hereof, then the Company shall have the exclusive next right to accept the offer to purchase all (but not less than all) of the Offered Securities. To accept, the Company must deliver to the Prospective Transferor, within thirty (30) days after the delivery of the notice required under Section 4.2(a)(i) hereof, a written notice of acceptance.

          (iv)    Right of First Refusal of Investors.  If the Company shall
                  -----------------------------------
have failed to accept the offer in accordance with Section 4.2(a)(iii), then the Investors shall have the exclusive next right to accept the offer to purchase all (but not less than all) of the Offered Securities. To accept, the Investors must deliver to the Prospective Transferor, within sixty (60) days after the delivery of the notice required under Section 4.2(a)(i) hereof, a written notice of acceptance.

          (v)     Purchase Price and Other Terms of Transfer.  The purchase
                  ------------------------------------------
price and the other terms of a Transfer under Section 4.2(a)(ii), (iii) or (iv) hereof, and the collateral security therefor (if any), shall be the same as those offered by the Outsider, provided that the closing of the sale shall not be any earlier than ninety (90) days after the delivery of the notice required under Section 4.2(a)(i) hereof.

          (vi)    Transfer to Outsider.  The Prospective Employee Shareholder
                  --------------------
     Transferor shall be entitled to consummate the proposed sale to the Outsider unless some or all of the Other Partners, the Company or the Investors purchase all of the Offered Securities in accordance with the preceding Sections of this Section 4.2(a); provided, however, that the sale to the Outsider shall be permitted only if: (A) it is consummated within ninety (90) days after the giving of the notice under Section 4.2(a)(i) hereof; (B) it is consummated with respect to all of the Offered Securities and at the same price, terms and collateral arrangements as those described in said notice; and (C) the purchaser complies with Section 4.7 hereof. If the Offered Securities are not sold within the ninety (90) day period, they shall again be subject to the requirements of this Section 4.2. Subject to the provisions of Section 5.7 hereof, if the Offered Securities are sold to the Outsider, the Offered Securities so sold shall no longer be subject to any of the restrictions imposed by this Agreement.

     (b)  Transfer by Investor.  If any Investor (the "Prospective Investor
          --------------------
Transferor") wishes to Transfer for consideration any or all Common Stock beneficially owned by it (the "Offered Securities") to, and has received a bona fide written offer from, an Outsider, it may do so, provided that prior to making such Transfer, it shall have first offered to the Partners, then to the Company and then to the other Investors, in the manner provided for in this Section, the prior opportunity to purchase the Offered Securities at the price and upon the terms and conditions hereinafter set forth:

          (i)     Notice of Intent to Make Transfer.  The Prospective Investor
                  ---------------------------------
     Transferor shall serve upon the Partners, the Company and the other Investors, a written notice of its intention to make a Transfer, which notice shall include the following:

                  (A) The number and type of shares of Common Stock that the Prospective Investor Transferor intends to Transfer;

                  (B) The name and address of the Outsider to whom it proposes to Transfer the Offered Securities;

                  (C) The amount of the consideration offered by the Outsider for the Offered Securities and the terms and conditions of such offer;

                  (D) A photostatic copy of any written offer or correspondence relating to the proposed Transfer of the Offered Securities to the Outsider in question;

                  (E) Reasonable evidence of the ability of the Outsider to pay the indicated purchase price; and

                  (F) An offer by the Prospective Investor Transferor to Transfer to the Partners, the Company and the other Investors, as hereinafter provided, the Offered Securities.

If the purchase price to be paid by the Outsider is to be payable in property other than in cash, the Other Partners, the Company or the Investors (as applicable) shall have the right to pay the purchase price in the form of cash in an amount equal to the fair market value (as determined in good faith by the Board of Directors) of such non-cash property. In the event of any dispute between a Prospective Employee Shareholder Transferor and the Other Partners, the Company or the Investors regarding the determination of the fair market value of non-cash property, at the request of such Prospective Employee Shareholder Transferor, the Company shall engage a consulting or investment banking firm selected by the Board of Directors and approved by the Prospective Employee Shareholder Transferor to prepare an independent appraisal of the fair market value of such property, which appraisal shall be binding on all parties. The expense of any appraisal by such a consulting or investment banking firm shall be borne equally by the Prospective Employee Shareholder Transferor and the Other Partners, the Company or the Investors, as the case may be.

        (ii)   Right of First Refusal of Partners.  The Other Partners shall
               ----------------------------------
have the exclusive first right to accept the offer and to purchase all (but not less than all) of the Offered Securities. The offer may be accepted by all or fewer than all of the Other Partners, pro rata (based on their respective
                                      --- ----
holdings of Common Stock) or non-pro rata, but it may not be accepted unless at
                                 --- ----
least a majority of the Other Partners have agreed that all or any of the Other Partners shall be permitted to purchase the Offered Securities; the Other Partners shall vote on the matter within five (5) days of the date of the notice from the Prospective Employee Shareholder Transferee informing them of their right to purchase the Offered Securities. If the Other Partners so determine that all or any of the Other Partners shall be permitted to purchase the Offered Securities, then such shares shall be offered to such Partners in the following manner:

               (A) Within five (5) days of the vote of the Other Partners, any of the Other Partners desiring to purchase any of the Offered Securities shall notify the CEO of the number of shares he or she has elected to purchase and the CEO shall promptly notify all of the Other Partners of such elections.

               (B) If greater than all of the Offered Securities is subscribed for, then each Other Partner who subscribed for shares may only purchase his or her pro rata share of the Offered Securities based on the then
                   --- ----
        current holdings of each such Other Partners, or as otherwise agreed upon by such Partners.

               (C) If less than all of the Offered Securities is subscribed for, then each Other Partner who subscribed for shares, may purchase his or her pro rata share of the unsubscribed shares based on the then
                   --- ----
        current holdings of each such Other Partner, or as otherwise agreed upon by such Partners

               (D) If all of the Offered Securities are not subscribed for, then the Other Partners shall be deemed to have declined to purchase the Offered Securities. In the event that all of the Offered Securities are subscribed for, then at least a majority of the Other Partners must approve who the purchasers shall be and the allocation of the Offered Securities among them and notify the CEO of the same within the appropriate time period for the CEO to respond to the Prospective Transferor. In the event the approval required by the preceding sentence is not obtained, then the other Partners shall be deemed to have declined to purchase the Offered Securities.

In the case of Partners who own options to purchase Common Stock, for purpose of determining such Partners' rights to participate pro rata with the Other
                                                    --- ----
Partners, each such Partner shall be deemed to own that number of shares that would be issuable upon the exercise of the options without consideration to vesting. To accept, the CEO must deliver to the Prospective Transferor, the Company and the Investors, on behalf of the purchasing Partners, within twenty
(20) days after the delivery of the notice to the Other Partners required under
Section 4.2(a)(i) hereof, a written notice of acceptance indicating that the purchase has been approved by at least a majority of the Other Partners, who the purchasers shall be and the allocation of the Offered Securities among them.

        (iii)  Right of First Refusal of the Company.  If the Other
               -------------------------------------
Partners shall have failed to accept the offer in accordance with Section 4.2(a)(ii) hereof, then the Company shall have the exclusive next right to accept the offer to purchase all (but not less than all) of the Offered Securities. To accept, the Company must deliver to the Prospective Transferor, within thirty (30) days after the delivery of the notice required under Section 4.2(a)(i) hereof, a written notice of acceptance.

        (iv)   Right of First Refusal of Investors.  If the Company
               -----------------------------------
shall have failed to accept the offer in accordance with Section 4.2(a)(iii), then the Investors shall have the exclusive next right to accept the offer to purchase all (but not less than all) of the Offered Securities. To accept, the Investors must deliver to the Prospective Transferor, within sixty (60) days after the delivery of the notice required under Section 4.2(a)(i) hereof, a written notice of acceptance.

        (v)    Purchase Price and Other Terms of Transfer.  The purchase price
               ------------------------------------------
and the other terms of a Transfer under Section 4.2(a)(ii), (iii) or (iv) hereof, and the collateral security therefor (if any), shall be the same as those offered by the Outsider, provided that the closing of the sale shall not be any earlier than ninety (90) days after the delivery of the notice required under Section 4.2(a)(i) hereof.

        (vi)   Transfer to Outsider.  The Prospective Employee Shareholder
               --------------------
Transferor shall be entitled to consummate the proposed sale to the Outsider unless some or all of the Other Partners, the Company or the Investors purchase all of the Offered Securities in accordance with the preceding Sections of this
Section 4.2(a); provided, however, that the sale to the Outsider shall be permitted only if: (A) it is consummated within ninety (90) days after the giving of the notice under Section 4.2(a)(i) hereof; (B) it is consummated with respect to all of the Offered Securities and at the same price, terms and collateral arrangements as those described in said notice; and (C) the purchaser complies with Section 4.7 hereof. If the Offered Securities are not sold within the ninety (90) day period, they shall again be subject to the requirements of this Section 4.2. Subject to the provisions of Section 5.7 hereof, if the Offered Securities are sold to the Outsider, the Offered Securities so sold shall no longer be subject to any of the restrictions imposed by this Agreement.

4.3     Right of First Refusal Regarding the IPO.
        ----------------------------------------

        If the IPO is the Rights Offering, the Partners and the Company shall have no rights of first refusal with respect to the shares offered by the Investors or the Company thereunder. With respect to any other shares of Common Stock intended to be offered by the Investors or the Employee Shareholders and to be covered by the same registration statement as the Rights Offering, and with respect to all shares of Common Stock intended to be offered by the Investors or the Employee Shareholders in the IPO if the IPO is not a Rights Offering (collectively, the "Offered Shares"), the following rights of first refusal shall apply:

               (a)   Shares to be Offered by Employee Shareholders.  With
                     ---------------------------------------------
        respect to all shares to be offered by Employee Shareholders, the offering Employee Shareholders shall submit a written offer (the "Offer") to sell all (but not less than all) of the Offered Shares to the Investors, at a price per share equal to the amount estimated in good faith by the underwriter (or, if there is to be no underwriter, by the Employee Shareholders), as set forth in a written estimate addressed to the Investors, of the price at which the shares will be offered to the public, less all anticipated commissions and discounts with respect thereto. The Offer shall be delivered to the Company and the Investors.

               (b)   Shares to be Offered by Investors.  With respect to all
                     ---------------------------------
        shares to be offered by Investors, the offering Investors shall submit an Offer to sell all (but not less than all) of the Offered Shares to the Partners or to the Company, at a price per share equal to the amount estimated in good faith by the underwriter (or, if there is to be no underwriter, by the Investors), as set forth in a written estimate addressed to the Partners, of the price at which the shares will be offered to the public, less all anticipated commissions and discounts. The Offer shall be delivered to the Company and to the Partners.

               (c)   Exercise of Purchase Right by Investors.  The Investors
                     ---------------------------------------
        shall have the right, for a period of fifteen (15) days after receipt of an Offer pursuant to Section 4.3(a), to accept the Offer, by written notice delivered to the Employee Shareholders. Such notice shall state the number of shares that each purchasing Investor desires to purchase and shall be delivered to the offering shareholders within said fifteen
        (15) day period. Such notice shall, when taken in conjunction with the Offer, be deemed to constitute a valid, legally binding and enforceable agreement for the purchase of the Offered Shares. If a notice of intent to purchase shall not have been duly given within such fifteen (15) day period, the offering Employee Shareholders shall use their best efforts to consummate the sale of the Offered Shares pursuant to the IPO at the price set forth in their (or their underwriter's) estimate to the Investors.

               (d)  Exercise of Purchase Right by Partners or the Company.  The
                    -----------------------------------------------------
        Company and the Partners shall have the right, for a period of fifteen
        (15) days after receipt of an Offer pursuant to Section 4.3(b), to accept the Offer, by written notice delivered to the offering Investors; in case both Partners and the Company shall accept, the acceptance of Partners shall control, and the Company's acceptance shall be deemed void. In the case of the Partners, the Offer may be accepted by all or by fewer than all of the other Partners, pro rata (based on their
                                                 --- ----
        respective holdings of Common Stock) or non-pro rata, in accordance with the procedure for acceptance by Partners of offers to purchase Common Stock provided in Section 4.2(b)(ii) hereof (except as specified otherwise herein). In the case of Partners who own options to purchase Common Stock, for purpose of determining such Partners' rights to participate pro rata with the other Partners, each such Partner shall
                    --- ----
        be deemed to own that number of shares that would be issuable upon the exercise of the options without consideration to vesting. The notice of acceptance shall state, in case Partners are to be the purchaser, the number of shares that each purchasing Partner desires to purchase, and in any event the Company's or the Partners' notice shall be delivered to the offering Investors within such fifteen (15) day period. Such notice shall, when taken in conjunction with the Offer, be deemed to constitute a valid, legally binding and enforceable agreement for the purchase of the Offered Shares. If a notice of intent to purchase shall not have been given within such fifteen (15) day period, the offering Investors shall use their best efforts to consummate the sale of the Offered Shares pursuant to the IPO at the price set forth in their or their underwriter's estimate to the Partners.

4.4     Right of First Offer After the IPO.
        ----------------------------------

               (a)  Transfers by Partners.  After the effective date of the
                    ---------------------
        IPO, any Transfers of Common Stock by Partners shall be governed solely by the Partner Compensation Program.

               (b)  Offer by a Non-Partner Employee Shareholder to the Company.
                    ----------------------------------------------------------
        If at any time after the IPO, a Non-Partner Employee Shareholder desires to Transfer for cash or any other form of consideration (including a promissory note or other deferred consideration) any shares of Common Stock beneficially owned by such Non-Partner Employee Shareholder otherwise than to the Company or to any other Employee Shareholder, the Non-Partner Employee Shareholder shall submit an Offer to sell all (but not less than all) of the Offered Shares to the Company, at a price per share equal to the closing selling price of one share of Common Stock on the date of the Offer, or if a closing price shall not be quoted, the mean of the bid and ask prices at the close of trading on such date, or if neither a reported closing selling price nor bid and ask prices at the close of trading on such date are quoted, then the closing selling price or the bid and ask prices at the close of trading on the next preceding date for which such quotation exists. The Offer shall be delivered to the Company.

               (c)  Offer by an Investor to the Company.  If at any time after
                    -----------------------------------
        the IPO an Investor desires to Transfer for cash or any other form of consideration (including a promissory note or other deferred consideration) any shares of Common Stock beneficially owned by such Investor otherwise than to the Company or to other Investors, the Investor shall submit an Offer to sell all (but not less than all) of the Offered Shares to the Company, at a price per share equal to the closing selling price of one share of Common Stock on the date of the Offer, or if there is no reported closing selling price on such date, or if a closing price shall not be quoted, the mean of the bid and ask prices at the close of trading on such date, or if neither a reported closing selling price nor bid and ask prices at the close of trading on such date are quoted, then the closing selling price or the bid and ask prices at the close of trading on the next preceding date for which such quotation exists. The Offer shall be delivered to the Company.

        (d)  Exercise of Purchase Right.
             --------------------------

             (i)  Low Volume Sales.  If the number of Offered Shares
                         ----------------
        shall be equal to or less than the greater of: (A) one percent of the number of outstanding shares of Common Stock; or (B) the average weekly reported volume of trading in the Common Stock during the four calendar weeks preceding the date the Offer is delivered to the Company, the purchase rights under Section 4.4(b) and (c) shall be exercisable as provided in this subsection. The Company shall have the right, for a period of forty-eight (48) hours (excluding all hours on nontrading days) after receipt of an Offer pursuant to Section 4.4(c) to accept the Offer (as to all, but not less than all, of the Offered Shares), by written notice to the offering Non-Partner Employee Shareholder or Investor, as applicable. Such notice shall state the number of shares that the Company desires to purchase and shall be delivered within the forty-eight (48) hour period to the offering Non-Partner Employee Shareholder or Investor, as applicable. Such notice shall, when taken in conjunction with the Offer, be deemed to constitute a valid, legally binding and enforceable agreement for the sale and purchase of the Offered Shares to the Company, as set forth therein. If a notice of intent to purchase shall not have been duly given within such forty-eight (48) hour period, the offering Non-Partner Employee Shareholder or Investor, as applicable, may sell the Offered Shares at any time within six months thereafter without any further obligation to the Company hereunder and without any restriction on the sale price thereof.

                (ii)  High Volume Sales.  If the number of Offered Shares shall
                      -----------------
        be greater than the greater of: (A) one percent of the number of outstanding shares of Common Stock; or (B) the average weekly reported volume of trading in the Common Stock during the four calendar weeks preceding the date the Offer is delivered to the Company, the purchase rights under this Section 4.4(b) and (c) shall be exercisable as provided in this subsection. The Company shall have the right, for a period of seven trading days after receipt of an Offer pursuant to
        Section 4.4(c) to accept the Offer (as to all, but not less than all, of the Offered Shares), by written notice to the offering Non-Partner Employee Shareholder or Investor, as applicable. Such notice shall state the number of shares that the Company desires to purchase and shall be delivered within the seven trading-day period to the offering Non-Partner Employee Shareholder or Investor, as applicable. Such notice shall, when taken in conjunction with the Offer, be deemed to constitute a valid, legally binding and enforceable agreement for the sale and purchase of the Offered Shares to the Company as set forth therein. Any of the Offered Shares as to which a notice of intent to purchase shall not have been duly given within such seven trading-day period, may be sold without any further obligation to the Company hereunder and without any restriction on the sale price thereof at any time prior to the date that is eight months after such seven-trading-day period plus the period, if any, during which the filing of the registration statement for such resale shall have been deferred at the request of the Company.

           (e)  Settlement.  The closing of the purchase and sale of any shares
                ----------
      pursuant to this Section 4.4 shall be made at the offices of the Company on such date as may be agreed upon by the offering Non-Partner Employee Share-holder or Investor, as the case may be, and the Company, but not later than the seventh day after the date of the Offer in respect of shares sold pursuant to Section 4.4(d)(i) or the fifteenth (15th) day after the date of the Offer in respect of shares sold pursuant to Section 4.4(d)(ii), as the case may be. Such sales shall be effected by delivery to each purchaser of a certificate or certificates evidencing the shares to be purchased by it, duly endorsed for transfer to such purchaser, against payment to the seller of the purchase price therefor.

4.5   Short Selling after the IPO.
      ---------------------------

      After the IPO, short selling of Common Stock by any Employee Shareholder is strictly prohibited.

4.6   Right of Participation in Sales.
      -------------------------------

          (a)  Co-Sale Right.  If at any time one or more Employee Shareholders
               -------------
      or one or more Investors desire to sell fifteen percent (15%) or more of the outstanding shares of Common Stock (in each case, the "Take-Along Shares") to any Proposed Transferee prior to the first to occur of the IPO or the Rights Offering and such Employee Shareholders or Investors are permitted to make such sale under Section 4.2, the Employee Shareholder(s) or Investor(s) shall make effective arrangement (which shall be a condition to any such sale) so that each of the Investors, in the case of selling Employee Shareholder(s), or each of the Partners, in the case of selling Investors, shall have the right to sell to the Proposed Transferee, at the same price per share and other terms and conditions as involved in such sale by the selling Employee Shareholders or Investors, as the case may be, such number of shares of Common Stock (calculated on a fully-diluted basis) equal to the Take-Along Shares multiplied by a fraction, (i) the numerator of which is the aggregate number of shares of Common Stock owned by the Investor or Partner, as the case may be, desiring to participate in the sale (calculated on a fully-diluted basis), and (ii) the denominator of which is the sum of all shares of Common Stock owned by the selling Employee Shareholder(s) or Investor(s) and all of the Investors or Partners, as the case may be, desiring to participate in the sale to the Proposed Transferee under this Section (calculated on a fully-diluted basis).

          (b)  Notice of Intent to Participate.  Each Investor or Partner
               -------------------------------
      wishing to so participate in any sale under this Section 4.6 shall notify the selling Employee Shareholder(s) or Investor(s), as the case may be, in writing of such intention as soon as practicable after such Investor's or Partner's receipt of the notice of the proposed Transfer, and in any event within fifteen (15) days after the date the notice of the proposed Transfer was given. Such notification shall be delivered in person or mailed to the selling Employee Shareholder(s) or Investor(s).

          (c)  Sale to Proposed Transferee.  The selling Employee Shareholder(s)
               ---------------------------
      or Investor(s) and each Investor or Partner participating in the sale shall sell to the Proposed Transferee all, or at the option of the Proposed Transferee, any part of the shares proposed to be sold by them at not less than the price and upon other terms and conditions, if any, not more favorable to the Proposed Transferee than those in the Offer; provided, however, that any purchase of less than all of such Shares by the Proposed Transferee shall be made from the selling Employee Shareholder(s) or Investor(s) and each participating Investor or Partner pro rata based upon the relative amount of the shares that each of them
      --- ----
      is otherwise entitled to sell pursuant to Section 4.6(a).

4.7   Limitation on Transfer.
      ----------------------

      Except for transactions involving the financing of the purchases of shares of Common Stock by an Employee Shareholder or an Investor in accordance with this Agreement, each of the Employee Shareholders and Investors agrees that he, she or it will not mortgage, pledge, hypothecate or otherwise encumber any of the Common Stock or rights or options to purchase Common Stock beneficially owned by such Employee Shareholder or Investor without the prior written consent of Partners and Investors holding at least a majority of the outstanding shares of Common Stock then held by all of the Partners and Investors, and will not prior to the IPO Date, otherwise sell, assign, transfer or dispose of: (a) any rights or options to purchase Common Stock; or (b) any Common Stock, to any person or entity engaging, as all or part of its business, in businesses substantially similar to those of the Company. Except as otherwise provided pursuant to Section 4.2(a)(vi) and 4.2(b)(vi) hereof, each of the Employee Shareholders and Investors agrees not to sell, transfer, assign or dispose of any of his, her or its Common Stock unless the Transferee agrees in writing to be bound by the terms and conditions of this Agreement and executes a counterpart of this Agreement, and unless such Employee Shareholder or Investor has complied with applicable law in connection with such transfer. Each party hereto agrees not to sell, transfer, assign or dispose of any Common Stock (other than in a public offering registered under the Securities Act of 1933, as amended) if, as a result thereof, the Company would be required to register such Common Stock under Section 12 of the Securities Exchange Act of 1934, as amended.

4.8   Transfers in Violation.
      ----------------------

      Any transfers in violation of this Agreement shall be null and void and of no effect. The Company shall prohibit its stock transfer agent from transferring on the stock records of the Company any securities of the Company except upon such agent's receipt of a notice from the Company that such transfer is being accomplished in compliance with this Agreement.

                                   ARTICLE V

                                 MISCELLANEOUS
                                 -------------

5.1   Duration of Agreement.
      ---------------------

      The rights and obligations of the Company, each Employee Shareholder and each Investor under this Agreement shall terminate, on the earlier to occur of the following: (a) upon the consummation of the sale of all, or substantially all, of the Company's assets or Common Stock either through a direct sale, merger, reorganization, consolidation or other form of business combination in which control of the Company is transferred; (b) December 31, 2015; and (c) such time as the aggregate number of shares of Common Stock then held by all of the Employee Shareholders or by all of the Investors represents less than ten percent (10%) of the then outstanding shares of Common Stock.

5.2   Legend.
      ------

      Each certificate representing shares of Common Stock beneficially owned by the Employee Shareholders and the Investors shall bear a legend in substantially the following form, until such time as the shares of Common Stock, represented thereby are no longer subject to the provisions hereof:

      "The sale, transfer or assignment of the securities represented by this certificate are subject to the terms and conditions of a certain Amended and Restated Voting and Stock Restriction Agreement dated _____________ _____________, 1996, as amended from time to time, among the Company and certain holders of its outstanding Common Stock. Said Agreement includes an agreement regarding the management of the Company, pursuant to Section
      7.71 of the Illinois Business Corporation Act. Copies of such Agreement may be obtained at no cost by written request made by the holder of record of this certificate to the Secretary of the Company."

5.3   Severability; Governing Law.
      ---------------------------

      If any provisions of this Agreement shall be determined to be illegal or unenforceable by any court of law, the remaining provisions shall be severable and enforceable to the maximum extent possible in accordance with their terms. This Agreement shall be governed by, and construed in accordance with, the laws of the state of organization of the Company from time to time, initially the State of Illinois.

5.4   Injunctive Relief.
      -----------------

      It is acknowledged that it will be impossible to measure the damages that would be suffered by the Investors or the Employee Shareholders if an Employee Shareholder or Investor fails to comply with the provisions of this Agreement and that in the event of any such failure, the Investors and the Employee Shareholder will not have an adequate remedy at law. The Investors and the Employee Shareholders shall, therefore, be entitled to obtain specific performance of the

Employee Shareholder's and/or Investor's obligations hereunder and to obtain immediate injunctive relief.

5.5   Binding Effect.
      --------------

      This Agreement shall be binding upon and inure to the benefit of the parties hereto and their permitted successors and assigns, legal representatives and heirs. Further, this Agreement shall be binding upon and inure to the benefit of any entity, the capital stock of which is issued in exchange for the Common Stock of the Company pursuant to any merger, consolidation, reorganization, or transfer or exchange of assets, of the Company; in such event, the term "Company" shall be deemed to mean such entity.

5.6   Modification or Amendment.
      -------------------------

      Neither this Agreement nor any provision hereof can be modified, amended, changed, discharged or terminated except by an instrument in writing, signed by: (a) any of the Employee Shareholders who are the beneficial owners of at least a majority of the total number of shares of Common Stock held by all the Employee Shareholders; and (b) the consent of the Investors who are the beneficial owners of at least a majority of the Common Stock held by all the Investors; provided, however, that any amendment, modification, change, discharge or termination of the provisions relating to: (i) any increase of the obligations or decrease of the rights of the Investors or the election of the Investor Directors shall require the consent of the Investors holding a majority of the outstanding shares of Common Stock held by all of the Investors, voting separately; and (ii) any increase of the obligations or decrease of the rights of the Employee Shareholders shall require the consent of the holder of the proxy to vote the outstanding shares of Common Stock held by the Employee Shareholders.

5.7   Additional Parties and Definitions.
      ----------------------------------

           (a) The Company, Investors and Employee Shareholders shall cause the following to occur:

                 (i) Any person or entity who acquires Common Stock from an Investor (other than in a transaction which was subject to, and complied with, Sections 4.2, 4.3 or 4.4 and Section 4.6 hereof) shall be deemed an Investor hereunder, unless at the time of such purchase such person or entity was an Employee Shareholder or an employee of the Company, in which case such person or entity still remains or becomes deemed (as the case may be) an Employee Shareholder hereunder;

                 (ii) Any person or entity who acquires Common Stock from an Employee Shareholder hereunder (other than in a transaction which was subject to, and complied with, Sections 4.2, 4.3 or 4.4 and Section
           4.6 hereof), shall be deemed an Employee Shareholder hereunder, unless at the time of such acquisition such person or entity was an Investor; and

                (iii) Any person who, while employed by the Company or in connection with becoming employed by the Company, acquires Common Stock from the Company, shall be deemed an Employee Shareholder hereunder.

      Execution by such persons or entities of a counterpart of this Agreement and an amendment adding their names hereto shall be a condition of any acquisition of such shares by such person or entity.

           (b) As used herein, the term "Common Stock" shall mean all shares of the Common Stock, no par value, of the Company and any other shares of stock or other voting securities, of any class or series, of the Company or of any entity into or with which the Company may be merged or consolidated, that any shareholder may hereafter acquire by any means from the Company or from any other person or entity, including shares issued as stock dividends or pursuant to any recapitilization or reorganization, and shares issued in exchange for such shares in any merger, consolidation, reorganization, or transfer or exchange of assets, of the Company.

5.8   Counterparts.
      ------------

      This Agreement may be executed in one or more counterparts each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same instrument.

5.9   Notices.
      -------

      All notices to be given or otherwise made to any part to this Agreement shall be deemed to be sufficient if contained in a written instrument, delivered by hand in person, or by express overnight courier service, or by electronic facsimile transmission (with a confirming copy sent by U.S. mail, registered or certified, return receipt requested), or by registered or certified mail, return receipt requested, postage prepaid, addressed to such party at the address set forth herein, or (in the case of assignees) at the address last given by them to the Company, or (as to parties or assignees) at such other address as may hereafter be designated in writing by the addressee to the addressor listing all parties. All such notices shall, when mailed or telegraphed, be effective when received or when attempted delivery is refused.

5.10  Merger Provision.
      ----------------

      This Agreement and the Stock Purchase Agreement, along with all exhibits and schedules to the various agreements, constitute the entire agreement among the parties hereto pertaining to the subject matter hereof and supersede all prior and contemporaneous agreements and understandings, whether oral or written, of any of the parties hereto concerning the subject matter hereof. This Agreement supersedes and replaces the Prior Voting and Stock Restriction Agreement. Further, each and every Employee Proxy and Stock Restriction Agreement between the Company and each Non-Partner Employee Shareholder in effect immediately prior to the execution hereof is hereby terminated and of no further force or effect.

5.11  Further Assurances.
      ------------------

      From and after the date of this Agreement, upon the request of any Investor or the Company, the Company, the Employee Shareholders and the Investors shall execute and deliver such instruments, documents and other writings as may be reasonably necessary or desirable to confirm and carry out and to effectuate fully the intent and purposes of this Agreement.



                            [SIGNATURE PAGES FOLLOW]

      IN WITNESS WHEREOF, the parties hereto have caused this Amended and Restated Voting and Stock Restriction Agreement to be executed as of the date first above written.

DIAMOND TECHNOLOGY PARTNERS, INC.

By:[SIGNATURE APPEARS HERE]
   ---------------------------------
Title:
      ------------------------------


INVESTORS:

TECHNOLOGY LEADERS, L.P.

By:  Technology Leaders Management, Inc. (General Partner)

By:[SIGNATURE APPEARS HERE]
   ---------------------------------
Title:
      ------------------------------


TECHNOLOGY LEADERS OFFSHORE C.V.

By:  Technology Leaders Management, Inc. (General Partner)

By:[SIGNATURE APPEARS HERE]
   ---------------------------------
Title:
      ------------------------------


SAFEGUARD SCIENTIFICS (DELAWARE), INC.

By:[SIGNATURE APPEARS HERE]
   ---------------------------------
Title:
      ------------------------------


CIP CAPITAL L.P. (formerly, CIP, L.P.)

By:  CIP Capital Management Inc.
     (General Partner)

By:[SIGNATURE APPEARS HERE]
   ---------------------------------
Title:
      ------------------------------

                  [SIGNATURES CONTINUE ON FOLLOWING TWO PAGES]

PARTNERS:

/s/ Anthony L. Abbattista
-------------------------------------
Anthony L. Abbattista

/s/ Melvyn E. Bergstein
-------------------------------------
Melvyn E. Bergstein

/s/ Laura M. Bestor
-------------------------------------
Laura M. Bestor

/s/ Karl E. Bupp
-------------------------------------
Karl E. Bupp

/s/ Michael J. Connolly
-------------------------------------
Michael J. Connolly

/s/ Craig D. Elderkin
-------------------------------------
Craig D. Elderkin

/s/ Elwood G. Forsythe
-------------------------------------
Elwood G. Forsythe

/s/ Adam J. Gutstein
-------------------------------------
Adam J. Gutstein

/s/ Carl J. Hugener
-------------------------------------
Carl J. Hugener

/s/ Jay R. Kingley
-------------------------------------
Jay R. Kingley

/s/ Chapman H. Kistler
-------------------------------------
Chapman H. Kistler

/s/ Alan A. Matsumura
-------------------------------------
Alan A. Matsumura

/s/ James V. McGee
-------------------------------------
James V. McGee

/s/ Michael E. Mikolajczyk
-------------------------------------
Michael E. Mikolajczyk

/s/ Christopher J. Moffitt
-------------------------------------
Christopher J. Moffitt

/s/ James W. Niland
-------------------------------------
James W. Niland

/s/ Michael J. Palmer
-------------------------------------
Michael J. Palmer

/s/ Bruce R. Quade
-------------------------------------
Bruce R. Quade

/s/ David M. Rappaport
-------------------------------------
David M. Rappaport

/s/ Mark R. Siefertson
-------------------------------------
Mark E. Siefertson

/s/ Kirk E. Siefkas
-------------------------------------
Kirk E. Siefkas

/s/ Martha J. Silva
-------------------------------------
Martha J. Silva












/s/ James C. Spira
-------------------------------------
James C. Spira

/s/ Ronald V. Coughlin
-------------------------------------
Ronald V. Coughlin

NON-PARTNER EMPLOYEE SHAREHOLDERS:

/s/ William Abbott
-------------------------------------
William Abbott

/s/ David C. Baker
-------------------------------------
David C. Baker

/s/ Michael J. Beller
-------------------------------------
Michael J. Beller

/s/ Travis D. Cole
-------------------------------------
Travis D. Cole

/s/ Christy Deckys
-------------------------------------
Christy Deckys

/s/ Robert Michael DeCuyper
-------------------------------------
Robert Michael DeCuyper

/s/ James P. Dooley
-------------------------------------
James P. Dooley

/s/ Ronald P. Fleischer
-------------------------------------
Ronald P. Fleischer

/s/ Philip B. Garrison
-------------------------------------
Philip B. Garrison

/s/ James R. Hegerty
-------------------------------------
James R. Hegerty

/s/ Gregory V. Jaros
-------------------------------------
Gregory V. Jaros

/s/ Robert J. Kiep
-------------------------------------
Robert J. Kiep

/s/ Thomas C. Kraczkowsky
-------------------------------------
Thomas C. Kraczkowsky

/s/ Karen M. Lektzian
-------------------------------------
Karen M. Lektzian

/s/ Charles Brent Lohrmann
-------------------------------------
Charles Brent Lohrmann

/s/ Michael J. Martinez
-------------------------------------
Michael J. Martinez

/s/ Timothy J. McKula
-------------------------------------
Timothy J. McKula

/s/ Scott A. McMillen
-------------------------------------
Scott A. McMillen

/s/ James R. Mondi
-------------------------------------
James R. Mondi

/s/ Jeffrey R. Opie
-------------------------------------
Jeffrey R. Opie

/s/ Scott Rupple
-------------------------------------
Scott Rupple

/s/ Jeffrey A. Schuchert
-------------------------------------
Jeffrey A. Schuchert

/s/ Michael L. Shinnick
-------------------------------------
Michael L. Shinnick


/s/ Jeffrey C. Smith
-------------------------------------
Jeffrey C. Smith

/s/ Steven G. Steinberg
-------------------------------------
Steven G. Steinberg

/s/ Barry J. Uphoff
-------------------------------------
Barry J. Uphoff

/s/ Steven R. VanErmen
-------------------------------------
Steven R. VanErmen

/s/ Julia Wallace
-------------------------------------
Julia Wallace

/s/ Derek O. Walter
-------------------------------------
Derek O. Walter

/s/ Thomas E. Weakland
-------------------------------------
Thomas E. Weakland

/s/ Peter M. Wilson
-------------------------------------
Peter M. Wilson

                                   EXHIBIT A
                                   ---------

                       DIAMOND TECHNOLOGY PARTNERS, INC.

                       DIRECTOR CONFIDENTIALITY AGREEMENT

      I, __________________________, in consideration of the opportunity to serve on the Board of Directors of Diamond Technology Partners, Inc. (the "Company") and of any compensation that I might receive for such services, promise and agree as follows:

      I will not, either during the term while I am serving as a Director of the Company or at any time thereafter, except as required in the performance of my duties as a director of the Company or as authorized in writing by the Company, reveal to any person or entity any trade secrets or other non-public information of the Company or of third parties in respect of which the Company has, and has made known to me, an obligation of confidentiality, in each case that I may acquire during my tenure, and by reason of my acting, as a Director of the Company.





Signed:  [SIGNATURE APPEARS HERE]
         -------------------------        ----------------------------------